Filed Pursuant to Rule 497(e)
                                                      Registration No. 002-92665




                              EXCELSIOR FUNDS, INC.
                                 (the "Company")

                                PAN EUROPEAN FUND
                                  (the "Fund")

                       Supplement dated December 23, 2003
                        to Prospectus dated July 29, 2003

               Upon the recommendation of the Company's investment advisers, United States Trust Company of New York and U.S. Trust Company, N.A., the Board of Directors of the Company has determined that it is in the best interests of the Fund and its shareholders to reorganize the Fund into the Company's International Fund. This determination was based on several factors, including, but not limited to: the investment objectives and strategies of the Fund were generally similar to those of the International Fund; the greater aggregate assets upon consummation of the proposed reorganization of the Fund into the International Fund would allow the International Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base; the relative performance of both funds; the proposed reorganization would be tax-free for shareholders of the Fund who choose to remain shareholders of the International Fund; and the interests of both funds' shareholders would not be diluted as a result of the proposed reorganization. The Board of Directors also recognized that it was unlikely that sales of the Fund's shares could be increased to raise assets to a more economically viable level.

               It is anticipated that the proposed reorganization will be submitted to a vote of the shareholders of the Fund early in 2004. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Fund will be transferred to the International Fund, and the shareholders of the Fund will become shareholders of the International Fund. A combined proxy statement/prospectus will be mailed to the Fund's shareholders in advance of the meeting. If the reorganization is approved by shareholders, it is expected that the reorganization will occur by the second quarter of 2004.

               If the proposed reorganization is approved by the Fund's shareholders, the Company's Board of Directors will suspend the sale of Fund shares following the shareholder vote but before the closing of the proposed reorganization, which such closing will occur shortly after the vote.